UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2019

Sentinel Energy Services Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 38271	98-1370747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2700

Houston, Texas 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 407-0686

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on October 18, 2018, Sentinel Energy Services Inc. (the “Company”) entered into a transaction agreement and plan of merger (the “Transaction Agreement”) with Strike Capital, LLC (“Strike”), OEP Secondary Fund (Strike), LLC, One Equity Partners Secondary Fund, L.P., the other equityholders of Strike party thereto, OEP-Strike Seller Representative, LLC and SES Blocker Merger Sub, LLC, relating to the proposed acquisition by the Company of a majority of the equity interests of Strike. On February 12, 2019, the Company and Strike entered into a Termination Agreement (the “Termination Agreement”), pursuant to which the parties agreed to mutually terminate the Transaction Agreement. The termination of the Transaction Agreement is effective as of February 12, 2019.

As a result of the termination of the Transaction Agreement, each of (i) the purchase and contribution agreement, dated as of October 18, 2018, by and among the Company, Strike, LLC, a wholly owned subsidiary of Strike, CSL Energy Holdings III Corp, LLC and Invacor Pipeline and Process Solutions, LLC, (ii) the subscription agreements, dated as of October 18, 2018, between the Company and each of CSL Capital Management, L.P. and certain funds and accounts managed by Fidelity Management & Research Company, and (iii) the Voting and Support Agreement, dated as of October 18, 2018, by and among the Company, Sentinel Management Holdings LLC and certain shareholders of the Company party thereto, was automatically terminated in accordance with its terms.

The foregoing descriptions of the Transaction Agreement and Termination Agreement are not complete and are qualified in their entirety by the terms and conditions of the full text of the Transaction Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on October 19, 2018, and the full text of the Termination Agreement, which is attached hereto as Exhibit 2.1, each of which is incorporated by reference herein.

Item 8.01 Other Events.

On February 13, 2019, the Company issued a press release announcing the termination of the Transaction Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As a result of the termination of the Transaction Agreement, the special meeting of the Company’s stockholders, which was to be held on February 5, 2019 for the purpose of voting on the Transaction Agreement and proposed transactions related thereto, will not take place.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
2.1	Termination Agreement, dated as of February 12, 2019, by and between the Company and Strike Capital, LLC.
99.1	Press Release dated February 13, 2019.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINEL ENERGY SERVICES INC.

Dated: February 13, 2019	By:	/s/ Krishna Shivram
Name: Krishna Shivram
Title: Chief Executive Officer

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